Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002
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In connection with the accompanying Form 10-QSB of ZAP for the nine months ended September 30, 2005, William Hartman, Chief Financial Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	such Form 10QSB of ZAP for the nine months ended September 30, 2005, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(2)	the information contained in such Form 10-QSB of ZAP for the nine months ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of ZAP .

Date: November 11, 2005	By:	/s/ William Hartman
William Hartman
Chief Financial Officer

This certificate accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not
Be deemed filed by the Company for purposes of Section 18 of the Secutities Exchange Act of 1934,as amended.